UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 11, 2022

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01 Regulation FD Disclosure

On May 11, 2022, the Board of Directors of Pinnacle West Capital Corporation (“Pinnacle West”) appointed Andrew D. Cooper as Senior Vice President and Chief Financial Officer of Pinnacle West, effective May 16, 2022. On May 11, 2022, the Board of Directors of Arizona Public Service Company (“APS”) appointed Mr. Cooper as Senior Vice President and Chief Financial Officer of APS, also effective May 16, 2022. Mr. Cooper replaces Theodore N. Geisler as Senior Vice President and Chief Financial Officer of Pinnacle West and APS. On May 11, 2022, the Board of Directors of APS promoted Theodore N. Geisler to the position of President, effective May 16, 2022. Jeffrey B. Guldner continues as Chairman of the Board, CEO and President of Pinnacle West and as Chairman of the Board and CEO of APS. A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1.

Mr. Cooper, age 44, has been Vice President and Treasurer of Pinnacle West and APS since June of 2020. He previously held the position of Director, Corporate Finance of Consolidated Edison Company of New York, Inc. from February 2017 to June 2020. In connection with Mr. Cooper’s appointments, Mr. Cooper’s annual base salary was increased to $500,000 and he has a target award opportunity of up to 70% of his base salary under the APS 2022 Annual Incentive Award Plan (see the Pinnacle West Capital Corporation/APS Current Report on Form 8-K filed on December 16, 2021 for further details on the APS 2022 Annual Incentive Award Plan). Mr. Cooper also received a long-term incentive grant in the amount of $625,000 to be awarded in a combination of Performance Share Awards and Restricted Stock Unit Awards under the 2021 Long-Term Incentive Plan.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Pinnacle West Press Release Regarding Appointment of Geisler and Cooper

104	Pinnacle West Arizona Public Service Company	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 12, 2022	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated:May 12, 2022	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer